Exhibit 10

.2

FIRST AMENDMENT TO

THE
AMENDED AND RESTATED

TRUST AGREEMENT BETWEEN
PHILLIPS PETROLEUM

COMPANY AND
WESTAR BANK,

AS TRUSTEE

WHEREAS,

Phillips

Petroleum

Company

(now ConocoPhillips Company,

hereinafter

"Company")

and
Weststar

Bank,

a state

banking corporation

(now Arvest Bank,

hereinafter

the "Trustee") entered into an
amended

and restated

trust agreement

as of June 23, 1995 (the "Trust Agreement"), maintaining

a trust (the
"Trust") for

the purpose

of holding monies

and

other

property

in connection

with the Deferred Compensation
Plan for

Non-Employee

Directors of

Phillips

Petroleum

Company

(now the Deferred Compensation

Plan for
Non-Employee

Directors of

ConocoPhillips, hereinafter

the "Plan"); and

WHEREAS,

in accordance

with Section 11.2 of the Trust Agreement,

pursuant

to a written notice dated
October 16,

2019,

Arvest Bank

has

resigned as Trustee of

the Trust, effective

August 15, 2020,

which
resignation has

been

accepted

by the Company;

and

WHEREAS,

in accordance

with Section 11.4 of the Trust Agreement,

the Company

has by letter dated July
30, 2020,

designated

Wells Fargo

Bank,

N.A.,

as successor Trustee

of the

Trust, effective

contemporaneously
with the

resignation of

Arvest Bank

as Trustee;

and

WHEREAS,

in accordance

with Section 11.4 of the Trust Agreement,

Wells Fargo

Bank,

N.A.,

has

accepted
its designation

as successor Trustee

of the Trust and

has

delivered to

Arvest Bank

as Trustee

its written
acceptance

of its designation as successor Trustee of

the Trust, by

letter dated

July 29, 2020,

and

thus

Wells
Fargo Bank,

N.A.

is now Trustee

of the Trust; and

WHEREAS,

pursuant

to Section 14.1 of the Trust Agreement, the

Trust Agreement

may

be amended

by a
written instrument

executed

by the Trustee and

the

Company;

NOW, THEREFORE,

the Trust

Agreement is amended, effective

July 27, 2020, as follows:

1.

Existing references

to Westar

Bank

or Arvest Bank

in the Trust Agreement or ancillary

documents
related

thereto

shall be hereafter

considered

to be references

to Wells Fargo,

N.A.
2.

The following shall be

added

to Section 17, at the end thereof, to provide

as follows:

“17.9.

This Trust Agreement

and

certain

information

relating to the Trust is

“Confidential
Information”

pursuant to applicable federal

and

state law, and

as such it shall be maintained

in
confidence

and

not

disclosed, used or duplicated,

except

as described

in this Section.

If

it is necessary
for the

Trustee

to disclose Confidential

Information

to a third party in order to perform

the Trustee's
duties hereunder

and

the Company

has

authorized the Trustee to do so, the

Trustee

shall disclose only
such Confidential

Information

as is necessary for such third party

to perform

its obligations to the
Trustee

and

shall, before such disclosure is made,

ensure that

said third party

understands

and agrees
to the confidentiality

obligations set forth herein.

The Trustee

and

the Company

shall maintain
appropriate

information

security programs

and

adequate

administrative

and physical

safeguards

to
prevent

the unauthorized

disclosure, misuse, alteration

or destruction of Confidential

Information,

and
shall inform

the other

party

as soon

as possible of any

security breach

or other incident involving
possible unauthorized

disclosure of or access to Confidential

Information.

Confidential

Information
shall be returned

to the disclosing party

upon

request.

Confidential

Information

does not

include
information

that

is generally

known

or available

to the public or that

is not treated

as confidential

by
the disclosing party,

provided,

however,

that

this exception

shall not apply

to any

publicly available

information

to the extent

that

the disclosure or sharing of the

information

by one or both parties is
subject

to any

limitation, restriction, consent,

or notification

requirement

under

any

applicable

federal
or state

information

privacy law or regulation.

If

the receiving party

is required by

law, according

to
the advice

of competent

counsel, to disclose

Confidential

Information,

the receiving party

may

do so
without

breaching

this Section,

but

shall first, if feasible

and

legally permissible, provide the
disclosing party

with prompt notice of such pending disclosure so

that

the disclosing party

may

seek a
protective

order or other

appropriate

remedy

or waive compliance

with the provisions of this Section.

17.10.

Notwithstanding

anything

to the contrary

contained

herein, the Trustee shall not be
responsible or liable for

any

losses to the

Fund

resulting from

any

event

beyond

the reasonable

control
of the Trustee,

including but

not

limited to

nationalization,

strikes, expropriation,

devaluation,

seizure,
eminent

domain,

or similar action by any

governmental

authority;

or enactment,

promulgation,
imposition, or enforcement

by any such governmental authority

of currency

restrictions, exchange
controls, levies, or other

charges

affecting

the Trust’s property;

or the breakdown,

failure,

or
malfunction

of any utility, telecommunication,

or computer

systems; or any

order or regulation of any
banking

or securities industry

including changes

in market

rules and market

conditions

affecting the
execution

or settlement

of transactions;

or poor or incomplete data

provided

by the Company;

or acts
of war, terrorism, insurrection,

or revolution;

or acts

of God; or any

other

similar event."

The Trust

Agreement is in all other

respects ratified

and

confirmed

without

amendment.

IN WITNESS WHEREOF,

this amendment

to the Trust Agreement has been executed

on behalf

of the
parties

hereto

on the

___

day

of ___________,

2020.

CONOCOPHILLIPS COMPANY

WELLS FARGO BANK,

N.A.

By:

Timothy

D. Baker
Its:
Sr. Treasury

Consultant
By:
Its:

ATTEST

ATTEST

By:
Its:
By:
Ryan

A. Ackerman
Its:
Sr. Analyst,

Trust Investments